UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2016

BUSCAR COMPANY
(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

333-174872	27-3191889
(Commission File No.)	(IRS Employer Identification No.)

4325 GLENCOE AVE STE C9
MARINA DEL REY CA 90292-9991

(Address of principal executive offices) (zip code)

(661) 418-7842

(Registrant's telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events

On May 21, 2016, the Company dropped two claims in for Navy Hymn during the 3rd Race at Santa Anita. Each claim amount was $43,600 for a total of $87,200. There were 9 claims paced on Navy Hymn which resulted in a shake (which meant the Company had a 2 out of 9 chance of acquiring Navy Hymn). The Company lost the shake and will be looking at possible claims this week. A shake occurs when more than one claim is entered on the same horse. The way to determine who the new owner will be is a shake. A pill bottle is shook with a number representing each claim, the winner of the shake is the horse's new owner

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Buscar Company

Dated: May 23, 2016	By:	/s/ Anastasia Shishova
	Name:	Anastasia Shishova
	Title:	COO